EXHIBIT 10.16(c)
                                                     FORM 10-K
                                  YEAR ENDED DECEMBER 31, 2002




                         GMAC BUSINESS CREDIT, LLC
                       461 Fifth Avenue, 21st Floor
                         New York, New York 10017


                              as of December 31, 2002


Bucyrus International, Inc., as Borrowing Agent
1100 Milwaukee Avenue
Milwaukee, Wisconsin 53172

                 Re:  2002 Capital Expenditure Requirement

Gentlemen:

     Reference is hereby made to (a) the Loan and Security Agreement (as amended, restated, modified and/or supplemented from time to time, the "Loan Agreement") dated as of March 7, 2002 among Bucyrus International, Inc. ("Bucyrus") and the other borrowers and Guarantors named therein (each a "Loan Party" and collectively "Loan Parties"), GMAC Business Credit, LLC ("GMACBC"), various other financial institutions named therein or which hereafter become a party thereto (together with GMACBC, collectively, the "Lenders"), GMACBC as agent for the Lenders (in such capacity, "Agent") and Bank One, Wisconsin, as syndication agent and (b) Amendment No. 2 to the Loan Agreement dated as of January 9, 2003 ("Amendment No. 2") among the Loan Parties, the Lenders and Agent. All capitalized terms not otherwise defined herein shall have the collective meanings ascribed thereto in the Loan Agreement.

     Section 7.6 of the Loan Agreement, both as originally appears in the Loan Agreement and as appears in Amendment No. 2, sets forth the sum of $4,800,000 as the maximum permissible amount of Capital Expenditures which may be contracted for, purchased or made for the four fiscal quarters ending December 31, 2002. The parties hereto, constituting the Loan Parties, Agent, 100% of the Lenders as of the date of Amendment No. 2 and Required Lenders as of December 31, 2002, acknowledge and agree that the maximum permissible amount of Capital Expenditures for the four quarters ending December 31, 2002 is $5,500,000 and, for all purposes, Section 7.6 should be deemed amended to read $5,500,000 next to the date December 31, 2002 in lieu of $4,800,000. In all other respects the Loan Agreement remains in full force and effect as modified by Amendment No. 2.

     This letter shall be governed by and construed in accordance with the law of the State of New York.

     This letter may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when executed and delivered, shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

     Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                              Very truly yours,

                              GMAC BUSINESS CREDIT, LLC, as a Lender
                              and as Agent


                              By: /s/Joseph Skaferowsky
                                   Name:  Joseph Skaferowsky
                                   Title: Director


                              BANK ONE, WISCONSIN


                              By: /s/Mark Bruss
                                   Name:  Mark Bruss
                                   Title:  First Vice President


                              MARINE BANK


                              By: /s/William E. Shaw
                                   Name:  William E. Shaw
                                   Title: Sr VP


                              LASALLE BANK NATIONAL ASSOCIATION


                              By: /s/Dusko Marinovic
                                   Name:  Dusko Marinovic
                                   Title: Vice President


ACCEPTED AND AGREED:

BUCYRUS INTERNATIONAL, INC.


By:/s/J. F. Bosbous
     Name:  J. F. Bosbous
     Title:     Treasurer


MINSERCO, INC.


By:/s/C. R. Mackus
     Name:   C. R. Mackus
     Title:  Vice President


BOONVILLE MINING SERVICES, INC.


By:/s/C. R. Mackus
     Name:   C. R. Mackus
     Title:  Vice President


BUCYRUS CANADA, LTD.


By:/s/C. R. Mackus
     Name:   C. R. Mackus
     Title:  Vice President


BUCYRUS HOLDINGS, L.L.C.


By: /s/W. Richard Bingham
     Name:  W. Richard Bingham
     Title: President